UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 1, 2012

Commission File Number:  000-28790

Ceres Ventures, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
87-0429962
(IRS Employer Identification No.)

430 Park Avenue, Suite 702, New York, New York 10022
(Address of principal executive offices)

(800) 611-3388
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of February 1, 2012, Mr. Amit S. Dang resigned as a director of Ceres Ventures, Inc. (the "Company"). Mr. Dang's resignation was not due to any disagreements between Mr. Dang and the Company.

Item 7.01 Regulation FD Disclosure.

On February 1, 2012, the Company issued a press release providing a corporate update and its plans for 2012. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated February 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ceres Ventures, Inc.

Date:   February 6, 2012
By:	/s/ Meetesh Patel

Name: Meetesh Patel
Title: President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	February 1, 2012, Press Release